                                                                   EXHIBIT 10.30
                                                                   -------------

                       [Amphion Ventures L.P. Letterhead]



AXCESS Inc.                                                    December 29, 2000
3208 Commander Drive
Dallas, Texas 75006

               Re:  Series A, B and C Preferred Stock Dividends
                    -------------------------------------------

Ladies and Gentlemen:

         Amphion Ventures L.P., a Delaware limited partnership ("Amphion"), hereby notifies and directs AXCESS Inc. (the "Company") to pay all accrued, but unpaid dividends which are outstanding as of December 31, 2000 (approximately $295,355) on the shares of Series A, B and C Convertible Preferred Stock of the Company held by Amphion as of December 31, 2000 (collectively the "Accrued Dividends") in kind by issuing to Amphion additional shares of Series A, B or C Preferred Stock, respectively, of the Company.

         1.   Payment of Accrued Dividends; Issuance of Shares. Amphion hereby
              -------------------------------------------------
directs the Company to issue 4,520 shares of Series A Convertible Preferred Stock, 4,138 shares of Series B Convertible Preferred Stock and 1,997 shares of Series C Convertible Preferred Stock in exchange as payment in full for the Accrued Dividends (the "Shares"). On and as of the date of this letter, the Accrued Dividends shall automatically be converted and discharged in full and Amphion shall be the due and valid holder of record of the Shares.

         2.   Securities Act Legend; Registration Rights.
              ------------------------------------------

              2.1 The Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"). Certificates representing the Shares shall bear a restrictive legend substantially to the effect of the following:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE SECURITIES LAWS, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM. ADDITIONAL RESTRICTIONS REGARDING THE TERMS UNDER WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE CONVERTED INTO VOTING OR NON-VOTING COMMON STOCK OF THE COMPANY, AS THE CASE MAY BE, ARE SET FORTH IN

AXCESS Inc.
December 29, 2000
Page 2

         THAT CERTAIN NOTE PAYABLE CONVERSION AGREEMENT EFFECTIVE AS OF DECEMBER 31, 1998.

                  3.   Representations and Warranties by the Company. The
                       ----------------------------------------------
         Company hereby represents and warrants to Amphion as follows:

                       3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to execute and deliver this agreement, to issue the Shares on the basis described herein and otherwise to perform its obligations under this agreement.

                       3.2 The execution and delivery by the Company of this Agreement, the issuance of the Shares, and the performance by the Company of its obligations hereunder, have been duly authorized by all requisite corporate action on the part of the Company and will not (a) violate any provision of law, statute, rule or regulation or any order of any court or other agency of government, (b) conflict with or violate the Certificate of Incorporation or By-Laws of the Company, in each case as amended, or (c) violate, conflict with or constitute (with due notice or lapse of time or both) a default under any indenture, mortgage, lease, license, agreement or other contract or instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature upon the properties or assets of the Company or any of its subsidiaries, in each case if such violation, conflict, default, lien, charge or encumbrance would have a material adverse effect on the Company.

                       3.3 This agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, moratorium or similar laws affecting the rights of creditors generally.

                       3.4 Based in part upon the representations and warranties of Amphion contained in this agreement, no registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental department, commission, board, bureau, agency or instrumentality or any third party is or will be necessary for the execution and delivery of this agreement by the Company and the issuance of the Shares hereunder, other than the filing of a notice of sale on Form D with the Securities and Exchange Commission in accordance with the rules and regulations thereof under the Securities Act.

                       3.5 The Shares are duly authorized, validly issued, fully paid and non-assessable shares of Series A, B or C Convertible Preferred Stock and are not subject to any preemptive rights.

Axcess Inc.
December 29, 2000
Page 3

                       3.6 The Company shall cause to be delivered to Amphion a true copy of the Series A, B or C Convertible Preferred Certificate of Designation, which was approved and adopted by the Board of Directors of the Company.

                  4.   Representations and Warranties of Amphion. Amphion hereby
                       ------------------------------------------
         represents and warrants to the Company as follows:

                       4.1 Amphion is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

                       4.2 Amphion understands that the Shares have not been registered under the Securities Act, by reason of their issuance by the Company in transactions exempt from the registration requirements of the Securities Act, and that the Shares must be held by Amphion indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

                       4.3 Amphion further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts, after compliance with the holding periods and other provisions thereof.

                       4.4 Amphion understands that its investment hereunder involves substantial risks and represents and warrants that it has made such independent examinations and investigations of the Company as it has deemed necessary in making its investment decision, and Amphion further represents and warrants that it has had sufficient access to the officers, directors, books and records of the Company as it has deemed necessary to conduct such examination and investigation and make such investment decision.

                       4.5 Amphion is able to bear the economic risk of the investment contemplated by this agreement and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this agreement.

                  5.   Miscellaneous.
                       -------------

                  5.1 This agreement constitutes our entire agreement with respect to the subject matter hereof. This agreement may not be modified or amended or any provision hereof waived except by an instrument in writing signed by the Company and Amphion.

AXCESS Inc.
December 29, 2000
Page 4
                  5.2 This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The rights of Amphion hereunder shall be assignable to any holder of the Shares. Except as provided in the immediately preceding sentence, this agreement and the rights of Amphion hereunder shall not be assignable, and any purported assignment hereof or thereof shall be void.

                  5.3 This Agreement may be executed in any number of counterparts and on separate counterparts, each of which shall be an original instrument, but all of which together shall constitute a single agreement. One or more signature pages from any counterpart of this Agreement may be attached to any other counterpart of this Agreement without in any way changing the effect thereof. This Agreement shall be effective when executed and delivered by the Company and Amphion.

                  5.4 All notices, requests, demands, consents, waivers, or other communications made hereunder to any party or holder of Shares shall be in writing and shall be deemed to have been duly given if delivered personally or sent by nationally-recognized overnight courier, facsimile or by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below:

                  if to the Company, to the Company at its address first set forth above,:

                  with a copy to:

                  Haynes and Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, TX  75202-3789
                  Attention: William Kleinman.; and

                  if to Amphion, to Amphion at its address first set forth above,

or to such other address as the party to whom such communication is to be given may have furnished to the other party in writing in accordance herewith. All such notices, requests, demands, consents, waivers or other communications shall be deemed to have been delivered (a) in the case of personal delivery, on the date of delivery, (b) if sent by facsimile, on the date sender receives a confirmation confirming receipt, (c) if sent by overnight courier, on the next business day following the date sent and (iv) in the case of mailing, on the third business day following such mailing.

                  5.5 All representations, warranties and agreements contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares hereunder.

                  5.6 This agreement, and all rights, obligations and liabilities hereunder, shall be construed according to the laws of the State of New York applicable to contracts made and to

AXCESS Inc.
December 29, 2000
Page 5

be performed wholly therein. Any judicial proceeding brought against the Company to enforce, or otherwise in connection with, this agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this agreement, the Company (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this agreement and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum.

         If the foregoing correctly sets forth your understanding of our agreement, please so indicate by signing and returning to the Company the enclosed counterpart of this Agreement.


                              Very truly yours,

                              AMPHION VENTURES L.P.

                              By:  Amphion Partners L.L.C., its general partner


                              By:  /s/ Robert J. Bertoldi
                                  ----------------------------------------------
                                   Robert Bertoldi, President

The undersigned agrees with and
accepts the foregoing terms and provisions as of the date first above written

AXCESS INC.


By: /s/ James R. Craig
   -----------------------------------------
    James R. Craig, Chief Financial Officer and Secretary